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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               November 17, 2000

                       (Date of earliest event reported)

                             ---------------------


                               EASYRIDERS, INC.

            (Exact name of registrant as specified in its charter)

           Delaware                           001-14509                      33-0811505
-------------------------------               ---------                      ----------
(State or other jurisdiction of       (Primary Standard Industrial        (I.R.S. Employer
      incorporation or                 Classification Code Number)        Identification No.)
        organization)


                              28210 Dorothy Drive
                        Agoura Hills, California  91301
                                 (818) 889-8740
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


J. Robert Fabregas, Chief Financial Officer and Interim Chief Executive Officer
                                Easyriders, Inc.
                              28210 Dorothy Drive
                        Agoura Hills, California  91301
                            (818) 889-8740, ext. 321
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
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Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

         On November 17, 2000, Easyriders, Inc. ("Company") received telephonic notification from Deloitte & Touche LLP ("D&T"), that on the basis of its annual review of all public company audit clients, D&T had concluded the Company no longer fit its client profile, and, therefore, had decided to resign as the Company's certifying accountants. This notification was followed by letter to the Company, a copy of which is attached hereto as Exhibit 4.1, confirming that the client-auditor relationship between D&T and Company "has ceased."

         With respect to the foregoing, the Company also reports as follows:

         1. None of the reports of D&T on the Company's financial statements for the past two years have contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         2. Neither the board of directors, nor the Audit Committee of the board has made recommendations in connection with the foregoing, for the reason that D&T resigned of its own accord.

         3. During the past two fiscal years and the subsequent interim period preceding the resignation of D&T, there have been no disagreements with D&T an any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports for such periods.

         4. The Company is currently in discussions with another accounting firm to assume the responsibility of certifying accountant. In connection with the Company's senior secured indebtedness in favor of Nomura Holding America, Inc. ("Nomura"), the Company has determined it appropriate to secure, if possible, confirmation that the proposed replacement for D&T as certifying accountant is satisfactory to Nomura. Request has been made of Nomura to approve the new firm, but no such confirmation has yet been received. The Company will file another report on Form 8-K at such time as a new certifying accountant has been engaged.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     Exhibit 4.1 Letter of Deloitte & Touche LLP to Easyriders, Inc. dated November 17, 2000.

     Exhibit 7.1 Letter of Deloitte & Touche LLP to Easyriders, Inc. dated November 21, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                               EASYRIDERS, INC.



                               By:  /S/ J. ROBERT FABREGAS
                                   _________________________
                               Name:  J. Robert Fabregas
                               Title: Chief Financial Officer
                                      Interim Chief Executive Officer